Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2017			2016						% Change
	1Q	2Q	June YTD	1Q	2Q	June YTD	3Q	4Q	Full Year	2Q	June YTD

Sales	$9,434	$9,930	$19,365	$9,312	$9,844	$19,156	$10,536	$10,115	$39,807	1%	1%

Costs, Expenses and Other
Materials and production	3,015	3,080	6,095	3,572	3,578	7,150	3,409	3,332	13,891	-14%	-15%
Marketing and administrative	2,411	2,438	4,849	2,318	2,458	4,776	2,393	2,593	9,762	-1%	2%
Research and development	1,796	1,749	3,545	1,659	2,151	3,810	1,664	4,650	10,124	-19%	-7%
Restructuring costs	151	166	317	91	134	225	161	265	651	24%	41%
Other (income) expense, net	58	58	117	48	19	67	22	631	720	*	75%
Income (Loss) Before Taxes	2,003	2,439	4,442	1,624	1,504	3,128	2,887	(1,356)	4,659	62%	42%
Income Tax Provision (Benefit)	447	488	935	494	295	789	699	(769)	718
Net Income (Loss)	1,556	1,951	3,507	1,130	1,209	2,339	2,188	(587)	3,941	61%	50%
Less: Net Income Attributable to Noncontrolling Interests	5	5	11	5	4	9	4	7	21
Net Income (Loss) Attributable to Merck & Co., Inc.	$1,551	$1,946	$3,496	$1,125	$1,205	$2,330	$2,184	$(594)	$3,920	61%	50%
Earnings (Loss) per Common Share Assuming Dilution (1)	$0.56	$0.71	$1.27	$0.40	$0.43	$0.83	$0.78	$(0.22)	$1.41	65%	53%

Average Shares Outstanding Assuming Dilution (1)	2,766	2,752	2,759	2,795	2,789	2,792	2,786	2,755	2,787
Tax Rate	22.3%	20.0%	21.0%	30.4%	19.6%	25.2%	24.2%	56.7%	15.4%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Because the company recorded a net loss in the fourth quarter of 2016, no potential dilutive common shares were used in the computation of loss per common share assuming dilution as the effect would have been anti-dilutive.

MERCK & CO., INC.

GAAP TO NON-GAAP RECONCILIATION

SECOND QUARTER 2016

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

		Acquisition and
		Divestiture-		Restructuring		Adjustment
	GAAP	Related Costs (1)		Costs (2)		Subtotal	Non-GAAP

Materials and production	$3,578	1,120		66		1,186	$2,392
Marketing and administrative	2,458	18		87		105	2,353
Research and development	2,151	207		64		271	1,880
Restructuring costs	134			134		134	—
Income Before Taxes	1,504	(1,345)		(351)		(1,696)	3,200
Income Tax Provision (Benefit)	295	(235	)(3)	(79	)(3)	(314)	609
Net Income	1,209	(1,110)		(272)		(1,382)	2,591
Net Income Attributable to Merck & Co., Inc.	1,205	(1,110)		(272)		(1,382)	2,587
Earnings per Common Share Assuming Dilution	$0.43	(0.40)		(0.10)		(0.50)	$0.93

Tax Rate	19.6%						19.0%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. Senior management’s annual compensation is derived in part using non-GAAP income and non-GAAP EPS. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect $1.0 billion of expenses for the amortization of intangible assets recognized as a result of acquisitions, as well as $95 million of intangible asset impairment charges.   Amounts included in marketing and administrative expenses reflect integration, transaction and certain other costs related to business acquisitions and divestitures. Amounts included in research and development expenses primarily reflect in-process research and development (IPR&D) impairment charges.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company’s formal restructuring programs.

(3) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

MERCK & CO., INC.

GAAP TO NON-GAAP RECONCILIATION

SIX MONTHS ENDED JUNE 30, 2016

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

		Acquisition and
		Divestiture-		Restructuring		Adjustment
	GAAP	Related Costs (1)		Costs (2)		Subtotal	Non-GAAP

Materials and production	$7,150	2,506		113		2,619	$4,531
Marketing and administrative	4,776	20		90		110	4,666
Research and development	3,810	242		119		361	3,449
Restructuring costs	225			225		225	—
Income Before Taxes	3,128	(2,768)		(547)		(3,315)	6,443
Income Tax Provision (Benefit)	789	(444	)(3)	(122	)(3)	(566)	1,355
Net Income	2,339	(2,324)		(425)		(2,749)	5,088
Net Income Attributable to Merck & Co., Inc.	2,330	(2,324)		(425)		(2,749)	5,079
Earnings per Common Share Assuming Dilution	$0.83	(0.84)		(0.15)		(0.99)	$1.82

Tax Rate	25.2%						21.0%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. Senior management’s annual compensation is derived in part using non-GAAP income and non-GAAP EPS. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect $2.1 billion of expenses for the amortization of intangible assets recognized as a result of acquisitions, as well as $347 million of intangible asset impairment charges.  Amounts included in marketing and administrative expenses reflect integration, transaction and certain other costs related to business acquisitions and divestitures. Amounts included in research and development expenses primarily reflect in-process research and development (IPR&D) impairment charges.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company’s formal restructuring programs.

(3) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

SECOND QUARTER 2017

(AMOUNTS IN MILLIONS)

Table 3a

	Global			U.S.			International
	2Q 2017	2Q 2016	% Change	2Q 2017	2Q 2016	% Change	2Q 2017	2Q 2016	% Change
TOTAL SALES (1)	$9,930	$9,844	1	$4,308	$4,507	-4	$5,623	$5,337	5
PHARMACEUTICAL	8,759	8,700	1	3,929	4,169	-6	4,830	4,531	7
Primary Care and Women’s Health
Cardiovascular
Zetia	367	702	-48	122	457	-73	246	245
Vytorin	182	293	-38	30	123	-76	152	170	-11
Liptruzet	63	33	88				63	34	87
Adempas	67	40	68				67	40	68
Diabetes
Januvia	948	1,064	-11	541	631	-14	407	433	-6
Janumet	563	569	-1	248	258	-4	315	312	1
General Medicine & Women’s Health
NuvaRing	199	200		153	149	2	47	51	-8
Implanon / Nexplanon	178	164	9	125	112	12	53	52	1
Follistim AQ	79	73	9	32	20	65	47	53	-12
Hospital and Specialty
Hepatitis
Zepatier	517	112	*	256	107	138	261	4	*
HIV
Isentress/Isentress HD	282	338	-17	136	169	-20	146	169	-14
Hospital Acute Care
Bridion	163	113	44	54	13	*	109	100	9
Noxafil	155	143	8	77	67	15	78	76	2
Invanz	150	143	5	93	81	14	57	61	-7
Cancidas	112	131	-14	6	6	6	106	125	-15
Cubicin	103	357	-71	53	304	-83	50	53	-5
Primaxin	71	81	-13	1	2	-12	70	79	-13
Immunology
Remicade	208	339	-39				208	339	-39
Simponi	199	199					199	199
Oncology
Keytruda	881	314	180	556	160	*	325	154	111
Emend	143	143		83	93	-10	60	50	20
Temodar	65	73	-12	3	1	*	61	72	-15
Diversified Brands
Respiratory
Singulair	203	229	-11	6	7	-11	197	222	-11
Nasonex	85	101	-16	21	29	-27	64	72	-11
Dulera	69	121	-43	63	115	-45	5	6	-17
Other
Cozaar / Hyzaar	119	132	-10	3	4	-26	116	128	-9
Arcoxia	89	117	-24				89	117	-24
Fosamax	66	73	-10	2		*	65	73	-12
Vaccines (2)
Gardasil / Gardasil 9	469	393	19	312	315	-1	156	78	101
ProQuad / M-M-R II / Varivax	399	383	4	341	324	5	58	58
Pneumovax 23	166	120	38	104	78	34	61	43	44
Zostavax	160	149	7	107	116	-8	52	33	59
RotaTeq	123	130	-5	72	85	-15	51	45	12
Other Pharmaceutical (3)	1,116	1,128	-1	329	343	-4	789	785	1
ANIMAL HEALTH	955	900	6	270	256	5	685	644	6

Other Revenues (4)	216	244	-11	109	82	34	106	162	-34

* 200% or greater

(1) Only select products are shown.

(2) Vaccine sales in 2017 include sales in the European markets that were previously part of the Sanofi Pasteur MSD (SPMSD) joint venture that was terminated on December 31, 2016. Amounts for 2016 reflect supply sales to SPMSD.

(3) Includes Pharmaceutical products not individually shown above. Other Vaccines sales included in Other Pharmaceutical were $87 million and $91 million on a global basis for second quarter 2017 and 2016, respectively.

(4) Other Revenues are comprised primarily of alliance revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

JUNE YEAR-TO-DATE 2017

(AMOUNTS IN MILLIONS)

Table 3b

	Global			U.S.			International
	June YTD	June YTD		June YTD	June YTD		June YTD	June YTD
	2017	2016	% Change	2017	2016	% Change	2017	2016	% Change

TOTAL SALES (1)	$19,365	$19,156	1	$8,503	$8,728	-3	$10,862	$10,427	4
PHARMACEUTICAL	16,944	16,804	1	7,690	8,082	-5	9,255	8,722	6
Primary Care and Women’s Health
Cardiovascular
Zetia	701	1,314	-47	233	843	-72	468	471	-1
Vytorin	423	570	-26	120	232	-48	303	337	-10
Liptruzet	112	56	99				112	57	98
Adempas	151	72	109				151	72	109
Diabetes
Januvia	1,787	1,970	-9	1,048	1,180	-11	740	790	-6
Janumet	1,059	1,075	-2	442	483	-8	617	592	4
General Medicine & Women’s Health
NuvaRing	359	376	-4	265	277	-4	94	99	-5
Implanon / Nexplanon	349	298	17	257	211	22	92	87	6
Follistim AQ	160	167	-4	74	73	2	86	94	-9
Hospital and Specialty
Hepatitis
Zepatier	895	161	*	455	156	191	440	5	*
HIV
Isentress/Isentress HD	587	678	-13	279	331	-16	308	347	-11
Hospital Acute Care
Bridion	310	204	52	99	18	*	211	186	13
Noxafil	296	288	3	142	137	3	154	150	3
Invanz	286	257	11	175	147	19	111	110	1
Cancidas	233	263	-12	11	10	12	222	254	-12
Cubicin	198	649	-69	107	559	-81	92	89	2
Primaxin	133	154	-14	2	2	-27	132	152	-13
Immunology
Remicade	437	688	-37				437	688	-37
Simponi	383	387	-1				383	387	-1
Oncology
Keytruda	1,465	563	160	917	293	*	547	270	102
Emend	276	268	3	169	175	-3	107	94	14
Temodar	130	139	-6	4	5	-16	126	134	-6
Diversified Brands
Respiratory
Singulair	389	465	-16	12	24	-50	377	442	-15
Nasonex	224	331	-32	39	141	-72	185	190	-3
Dulera	151	234	-35	139	222	-37	12	12	1
Other
Cozaar / Hyzaar	231	258	-10	6	9	-39	226	248	-9
Arcoxia	192	228	-16				192	228	-16
Fosamax	127	148	-14	3	1	152	124	147	-16
Vaccines (2)
Gardasil / Gardasil 9	1,001	770	30	711	635	12	290	136	114
ProQuad / M-M-R II / Varivax	754	739	2	639	634	1	115	105	10
RotaTeq	347	318	9	250	233	7	96	85	14
Pneumovax 23	329	228	44	219	145	51	110	83	33
Zostavax	313	274	14	216	225	-4	97	49	97
Other Pharmaceutical (3)	2,156	2,214	-3	657	681	-4	1,498	1,532	-2
ANIMAL HEALTH	1,894	1,729	10	553	489	13	1,341	1,241	8

Other Revenues (4)	527	623	-15	260	157	65	266	464	-43
* 200% or greater

(1) Only select products are shown.

(2)  Vaccine sales in 2017 include sales in the European markets that were previously part of the Sanofi Pasteur MSD (SPMSD) joint venture that was terminated on December 31, 2016. Amounts for 2016 reflect supply sales to SPMSD.

(3) Includes Pharmaceutical products not individually shown above. Other Vaccines sales included in Other Pharmaceutical were $175 million and $195 million on a global basis for June YTD 2017 and 2016, respectively.

(4) Other Revenues are comprised primarily of alliance revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	2017			2016						% Change
	1Q	2Q	June YTD	1Q	2Q	June YTD	3Q	4Q	Full Year	2Q

TOTAL PHARMACEUTICAL	$8,185	$8,759	$16,944	$8,104	$8,700	$16,804	$9,443	$8,904	$35,151	1

United States	3,761	3,929	7,690	3,913	4,169	8,082	4,710	4,282	17,073	-6
% Pharmaceutical Sales	45.9%	44.9%	45.4%	48.3%	47.9%	48.1%	49.9%	48.1%	48.6%

Europe (1)	1,977	2,082	4,059	1,914	1,997	3,911	1,935	1,843	7,689	4
% Pharmaceutical Sales	24.2%	23.8%	24.0%	23.6%	23.0%	23.3%	20.5%	20.7%	21.9%

Japan	688	818	1,507	620	673	1,293	812	659	2,764	22
% Pharmaceutical Sales	8.4%	9.3%	8.9%	7.7%	7.7%	7.7%	8.6%	7.4%	7.9%

Asia Pacific	889	946	1,835	806	890	1,696	914	912	3,522	6
% Pharmaceutical Sales	10.9%	10.8%	10.8%	9.9%	10.2%	10.1%	9.7%	10.2%	10.0%

China	328	353	681	337	353	690	350	333	1,374	0

Latin America	375	462	837	359	430	789	448	538	1,776	7
% Pharmaceutical Sales	4.6%	5.3%	4.9%	4.4%	4.9%	4.7%	4.7%	6.0%	5.1%

Eastern Europe/Middle East Africa	255	314	569	272	314	586	364	429	1,379	0
% Pharmaceutical Sales	3.1%	3.6%	3.4%	3.4%	3.6%	3.5%	3.9%	4.8%	3.9%

Canada	182	171	353	147	170	318	184	180	682	0
% Pharmaceutical Sales	2.2%	2.0%	2.1%	1.8%	2.0%	1.9%	1.9%	2.0%	1.9%

Other	58	37	94	73	57	129	76	61	266	-35
% Pharmaceutical Sales	0.7%	0.4%	0.6%	0.9%	0.7%	0.8%	0.8%	0.7%	0.8%

(1) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

			June YTD	June YTD
	2Q17	2Q16	2017	2016
INTEREST INCOME	$(96)	$(78)	$(194)	$(157)
INTEREST EXPENSE	193	171	375	343
EXCHANGE LOSSES	19	37	11	76
EQUITY (INCOME) LOSS FROM AFFILIATES	(5)	(4)	8	(38)
Other, net	(53)	(107)	(83)	(157)
TOTAL	$58	$19	$117	$67